UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 16, 2020

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street New York, New York	10065
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, SIGA Technologies, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) in a virtual format.  Stockholders representing 72,474,634 shares of common stock, or 89.4% of the shares of common stock outstanding as of the April 24, 2020 record date, attended or were represented at the meeting by proxy.  The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2020 Annual Meeting.  Final voting results are shown below.

At the 2020 Annual Meeting, the stockholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2021 Annual Meeting of Stockholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in our proxy statement for the 2020 Annual Meeting filed with the Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”), and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2020.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

Eric A. Rose, M.D.	53,319,733	1,515,451

James J. Antal	46,512,043	8,323,141

Thomas E. Constance	38,799,248	16,035,936

Jaymie A. Durnan	52,282,744	552,440

Phillip L. Gomez	53,481,301	1,353,883

Julie M. Kane	48,692,107	6,143,077

Joseph W. Marshall, III	47,034,414	7,800,770

Michael C. Plansky	43,871,225	10,963,959

Paul G. Savas	50,023,176	4,812,008

With respect to each director nominee there were 17,639,450 broker “non-votes”.

(2)	Stockholder approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.

Number of Shares Voted

For	Against	Abstain
50,890,549	3,847,875	96,760

(3)	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

Number of Shares Voted

For	Against	Abstain
71,803,335	573,987	97,312

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: June 18, 2020